UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 3, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On May 3, 2023, Evolent Health, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2023, a copy of which is furnished herewith as Exhibit 99.1.
The information, including Exhibit 99.1 hereto, furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with organizational restructuring, the Company is announcing the departure of Steve Tutewohl, Chief Operating Officer.
Mr. Tutewohl’s departure, effective July 3, 2023, will be treated as an involuntary termination without cause consistent with his existing severance and change-in-control agreement, a form of which was filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), on February 26, 2021. Mr. Tutewohl will enter into a customary release of claims. The severance benefits he is entitled to are consistent with a termination without cause, as further described under the heading “Compensation Discussion and Analysis – Potential Payments Upon Termination or Change in Control” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2023, except that in lieu of a lump sum cash bonus, Mr. Tutewohl and the Company have agreed that he will receive shares of the Company’s Class A common stock in an amount equal to such lump sum cash bonus, calculated based on the closing price of the Company’s Class A common stock on the business day prior to the effective date of his departure.
(c) On May 3, 2023, the Company’s Board of Directors appointed Emily Rafferty to serve as the Company’s Chief Operating Officer, effective July 3, 2023. Ms. Rafferty, 40, has served as the President and Chief Operating Officer of Evolent Health Services, a former reporting segment of the Company which houses the Company’s administrative simplification solution and certain supporting population health infrastructure since September 2020. Prior to becoming President and Chief Operating Officer of Evolent Health Services, Ms. Rafferty held multiple leadership roles within the Company including President, Market Operations and Pharmacy Services, as well as Senior Vice President, Advisory Services.
There are no arrangements or understandings between Ms. Rafferty and any other person pursuant to which she was appointed as an officer of the Company. There are no family relationships between Ms. Rafferty and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to “be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Evolent Health, Inc. dated May 3, 2023.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: May 3, 2023